UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2012

HOLOGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-18281	04-2902449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA		01730
(Address of Principal Executive Offices)		(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2012, the Compensation Committee of the Board of Directors of Hologic, Inc. (“Hologic” or the “Company”) approved a new base salary of $425,000 for Mark J. Casey, Senior Vice President, Chief Administrative Officer, General Counsel and Secretary, and a named executive officer of the Company. This new base salary was made effective as of March 6, 2012, the date he was promoted to the position of Chief Administrative Officer. Mr. Casey’s target bonus was also increased to 60% of his new base salary for fiscal 2012 under the Company’s 2012 Short-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2012	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir
Executive Vice President, Finance and Administration, and Chief Financial Officer